June 1 2020

Forward-looking statements:

The following is a presentation from American Battery Metals Corporation (ABML). Certain statements contained in this presentation, including all statements that are not historical facts, contain forward-looking statements and forward looking information within the meaning of applicable securities laws. Such forward-looking statements or information include, but are not limited to, statements or information with the respect to the Company's overall objectives and strategic plans, work programs, exploration budgets, and targets. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "budget", "scheduled", "estimates", "forecasts", "anticipates", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might", or "will" be taken, occur or be achieved. With respect to forward-looking statements and information contained herein, we have made numerous assumptions including that, among other things, no significant adverse changes will occur to our planned exploration expenditures, that there will be no significant delays of the completion of our planned exploration programs; as to the continued availability of capital resources to fund our exploration programs; and that the company will not experience any adverse legislative or regulatory changes. Although management believes that the assumptions made and the expectations represented by such statements or information are reasonable, there can be no assurance that any forward-looking statements or information referenced herein will prove to be accurate and actual results may differ materially from those in forward-looking statements. Forward-looking statements and information by their nature involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements or information. Factors that could cause the actual result to differ include market prices, exploration and production successes and failures, continued availability of capital and financing, inability to obtain required shareholder or regulatory approvals, and general economic market or business conditions. Forward-looking statements are based on beliefs, estimates and options of the Company's management on the date the statements are made. The Company undertakes no obligation to update forward-looking statements if circumstances or management's estimates or opinions should change except as required by applicable law. The reader is cautioned not to place undue reliance on forward-looking statements.

Over the next quarter American Battery Metals Corporation will become American Battery Technology Company

ABMC AMERICAN BATTERY METALS CORPORATION

American Battery Technology Company

American
Battery
Technology
Company

Power the future of clean energy through battery recycling

American Battery Technology Company

Problem

Less than 5% of global lithium-ion batteries recycled

Approximately **$7B of battery waste** is generated each year globally

6 of the 10 most polluted sites in the world are mining related; **none of which are in the US**.


F5
F6
F7
Li-ion Polymer Battery
3.82V ⎓ 6.91Whr
APN: 616-0807
WARNING
Authorized Service
Provider Only
Potential for fire or
burning. Do not
disassemble, puncture,
crush, heat, or burn.



American Battery Technology Company



US-based company focused on providing the sustainable battery metals that will power the future of society

Closed loop technology backed by trade secrets; progressively shifting away from mining and metal extraction

Located in Nevada within close-proximity to Tesla / Panasonic Gigafactory

Battery recycling facility coming online Q4 2020; existing supply of spent batteries ready for recycling

Will process 20,000 metric tons per year of recycled material with commercial pilot plant for $180M in annual revenue.

Aspires to be the #1 lithium-ion battery recycling company in the world--supplying infinite and regenerative battery reuse.



Our Market

- Demand for lithium-ion batteries is growing exponentially, powering electric vehicles, stationary storage applications, phones, and appliances.
- Sales of lithium-ion battery powered cars have grown by more than 10x since 2013
- Global market will exceed $95 billion by 2030
- 11 million metric tons of lithium-ion batteries are expected to reach the end of their service line by 2030



Who Needs our Technology


Li-ion Battery
3.81V⎓10.35Whr
APN: 616-00351
WARNING
Authorized Service Provider Only
Potential for fire or burning. Do not disassemble, puncture, crush, heat, or burn.
Li-ion

Electric Vehicle Companies
Stationary Storage Applications
Device Manufacturers
Battery Makers

Process

Clean Cycle™ Technology


Low-impact extraction of abundant natural resources
REVENUE
Sales to battery manufacturers
END OF LIFE
Return to feedstock
Zero-waste proprietary recycling solution

Recycling

How we do it

BATTERY Disassembly

Contents removed using automated 3-hour process of ingesting materials

Contents removed from as quickly as possible to reduce chance of pollution

EXTRACTION OF Materials

9 trademarked extraction processes

Basic components (Aluminum, Copper, Graphite, Cobalt, Lithium and Nickel)

Chemicals used are kept in a "closed system", cleaned, filtered and reused

Water discharged is treated to cleaner potable standard

Purification

Individual metals separated and purified into **battery grade** components

BATTERY GRADE Materials Provided

to OEMs / Manufacturers

Products

Battery Grade Metals:
Nickel Sulfate
Cobalt Sulfate
Manganese Sulfate
Lithium Hydroxide



Shredded iron
Shredded cooper
Shredded aluminum
Black Mass
Electroplated copper
Nickel Sulfate (NiSO4)
Cobalt Sulfate (CoSO4)
Manganese Sulfate (MnSO4)
Lithium Hydroxide (LiOH)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$
PHASE 1
PHASE 2



Key Benefits
of Recycling

Reduces e-waste

Reduces reliance on mining

Reduces air and water pollution

Supports the transition to electric vehicles and accelerates related Greenhouse Gas reductions

Low-Impact

Metal Extraction

Deploying new technology
to make mining cleaner

American-based operations that
follow strict environment controls
inducing ecological impact

Focus on environmental stewardship
for scarce natural resources

Reduces impacts on people, through partnership with
Not for Sale, investing in communities where mining has
previously exploited people

Credit: Olaf Otto Becker

Road Map

Pre-revenue

Refining technology and preparing technology

Scale Plant Operations

Full production 200,000 tons (10x)

2020

PHASE 1

PHASE 2

2021

Long Term

Pilot Plant

20,000 tons in commercial pilot: $180M in revenue with $140M net

Long Term Growth Plans

Expansion: opening 2-3 facilities in the US from 2021-23; and 1-2 overseas from 2022-24

Our Team



Douglas Cole
CEO and Chairman



John Lukrich
Chief of Staff



Ryan Melsert
Chief Technology Officer



David Batstone
Sustainability and Impact



Doug Nickle
Business Development



Jennie Forni
HR, Finance, and Accounting



Jesse Appleton
Public Affairs



Nick Copping
Marketing

American Battery Technology Company